UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2021

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (713) 935-8900 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 895-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

On Wednesday, June 9, 2021, Ranger Energy Services, Inc. (“Ranger” or the “Company”) announced that Darron Anderson, Chief Executive Officer and Director, is departing the Company after leading Ranger for the last four years, and is effective July 11, 2021. The Board of Directors has appointed the Company’s Chairman of the Board, Bill Austin, as interim Chief Executive Officer (“CEO”). Mr. Anderson will no longer serve on the Company’s Board of Directors.
Mr. Austin has served as a member of Ranger’s Board of Directors since May 2017 and will continue to serve as Chairman of the Board of Directors while he serves as interim CEO. Mr. Austin has more than 40 years of experience in varying industries, including oilfield services. Mr. Austin currently serves as a member of the board of directors of Stallion Oilfield Services, a position he has held since October 2017, and was formerly a member of the board of directors of Nuverra Environmental Solutions, Inc. and Express Energy LLP. Mr. Austin served as Executive Vice President and Chief Financial Officer of Exterran Holdings from December 2011 until April 2014, and he also served as Senior Vice President and Director of Exterran GP, LLC from April 2012 until April 2014.
Item 9.01    Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
THE INFORMATION FURNISHED UNDER ITEM 9.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ J. Brandon Blossman	June 14, 2021
J. Brandon Blossman	Date
Chief Financial Officer
(Principal Financial Officer)